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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 26, 1998 included in Eagle Geophysical, Inc.'s annual report on Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this registration statement.


                                       /s/ KPMG

                                           KPMG

Plymouth, England
September 18, 1998